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                                                                   EXHIBIT 10.29


                                     FORM OF
                                NATIONSRENT, INC.
                             SUBSCRIPTION AGREEMENT


NationsRent, Inc.
450 East Las Olas Boulevard, Suite 1400
Fort Lauderdale, Florida 33301


         1. Subscription. The undersigned hereby subscribes to purchase shares (the "Shares") of the common stock, $0.01 par value per share (the "Common Stock"), of NationsRent, Inc., a Delaware corporation (the "Corporation), and agrees to contribute to the Corporation, at such time or times as the board of directors of the Corporation (the "Board of Directors") may specify, the amount of the commitment set forth on the signature page hereof that has been accepted by the Company (the "Commitment"). This Subscription Agreement shall be submitted to the Corporation by May 28, 1998.

         2. Payment of Commitment. The Commitment shall be payable as follows:

         100% of the Commitment shall be payable, on or before June 1, 1998, in the form of the undersigned's check payable to NationsRent, Inc. delivered to Pamela K.M. Beall at 450 E. Las Olas Blvd., Suite 1400, Fort Lauderdale, FL 33301 or by wire transfer to:

         Wire to:                   NationsBank, N.A.
                                    Fort Lauderdale, FL
         ABA Number:                063100277

         For Credit to:             NationsRent, Inc.
                                    Clearing Account

         Account Number:            003660952537

         3. Issuance of Shares and/or Notes.

            (1) The Corporation shall advise the undersigned that it has accepted this Subscription Agreement and shall advise the undersigned of the amount of the Commitment accepted by the Corporation, on or before May 290, 1998. Upon acceptance of this Subscription Agreement by the Corporation, the Corporation shall issue, in the name of the undersigned, certificates evidencing Shares of the Corporation's common stock equal in number to the amount determined by dividing the total amount of the Commitment by $10.00 per share. All of such certificates shall be held in escrow by the Corporation, pursuant to the terms of this Subscription Agreement.


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            (2) Upon the payment in full by the undersigned of his Commitment, the Corporation shall release from escrow and deliver to the undersigned a certificate or certificates evidencing a number of shares equal to the dollar amount of the Commitment actually paid to the Corporation by the undersigned divided by $10.00 per share.

         4. Default; Repurchase. In the event the undersigned fails to pay any portion of the Commitment in accordance with the provisions of Paragraph 2 above, the undersigned shall forfeit his right hereunder to receive the Shares issued in his name which the Corporation is then holding in escrow pursuant to Paragraph 3(a) above, which Shares shall be cancelled and reclassified as authorized but unissued Shares. The undersigned may retain all Shares previously issued and delivered to him for which payment has been received and shall thereafter be released from any further liability to the Corporation to pay the remaining unpaid portion of his Commitment. If, at the time of the forfeiture referred to immediately above, the dollar amount of the Commitment actually paid to the Corporation by the undersigned exceeds the number of Shares issued and delivered to the undersigned, the Corporation shall promptly refund such excess to the undersigned, with interest on such excess amount at the rate of 6% per annum.

         5. Additional Requirements. For and in consideration of the right to subscribe to purchase Shares of the Corporation under the terms of this Subscription Agreement, the undersigned agrees to grant a proxy to be held and exercised jointly by H. Wayne Huizenga and James L. Kirk and to grant a right of first refusal to the Corporation which right of first refusal shall terminate immediately following the consummation of the Qualified IPO. Accordingly, the undersigned agrees to execute and deliver to the Corporation an Irrevocable Proxy and Right of First Refusal, in the form attached hereto as Exhibit "A" and deliver such agreement on or before June 1, 1998.

         6. Representations and Warranties. The undersigned represents and warrants to the Corporation as follows:

            (1) The undersigned is an "accredited investor" as that term is defined in Rule 501 of Regulation D under the Securities Act of 1933.

            (2) The undersigned represents that he is a sophisticated investor, has had prior experience with investments of a similar nature, and that the undersigned's knowledge and experience in financial and business matters are such that he is capable of evaluating the merits and risks of an investment in the Corporation, that he is not disproportionately invested in illiquid investments and will not become so by reason of this investment, that he does not require the funds invested for his normal expenses, and that he can afford to lose his entire investment in the Corporation. The undersigned understands that the Corporation has recently commenced business operations, has not yet generated substantial amounts of revenues from operations, and that an investment in the Shares involves a high degree of risk.

            (3) The undersigned understands that no Federal or state agency has recommended or endorsed the Shares or made any finding or determination as to the fairness for public investment of the Shares.



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            (4) All material documents, records and books pertaining to the
Corporation and the Shares which the undersigned has requested have been made available to the undersigned, and the undersigned also confirms that he has been given an opportunity to make any further inquiries of the Corporation and its representatives that the undersigned desires to make and that each such inquiry has been answered, or requested information provided, to his satisfaction. In evaluating the suitability of an investment in the Corporation, the undersigned has not relied upon any representations or other information (whether oral or written) other than as set forth in this Subscription Agreement or as contained in any documents delivered or answers given in writing by the Corporation to questions furnished to the Corporation.


            (5) The undersigned understands that the Shares have not been registered under the Securities Act of 1933 and, therefore, cannot be sold or transferred unless either they are subsequently registered under such Act (as well as under any applicable state securities laws) or an exemption from such registration is available. The undersigned is also aware that there is no established market for the Shares, and further, that the undersigned's right to transfer the Shares is restricted and depends upon the consent of the Board of Directors of the Corporation (which may be granted or withheld in its sole discretion), and the undersigned agrees that certificates representing the Shares may be so legended.

            (6) The undersigned is the sole party in interest as to his investment in the Corporation, and the undersigned is acquiring the Shares solely for investment for his or its own account and not with a view to or for sale in connection with any distribution of the Shares and has no present agreement, understanding or arrangement to subdivide, sell, assign, transfer, or otherwise dispose of all or any part of the Shares to any other person.

            (7) The residence or principal place of business of the undersigned is in the state shown on the signature page hereof and the undersigned has no present intention of changing such residence or principal place of business.

            (8) The social security number or taxpayer identification number of the undersigned is as set forth on the signature page hereof.

            (9) This Subscription Agreement has been duly executed and delivered by the undersigned and constitutes the legal, valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally and general principles of equity.



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            (10)  The undersigned has been advised and hereby acknowledges that Florida investors are entitled to rescind their purchase within three (3) days after the first tender of consideration by the undersigned to the Corporation in connection with this subscription.

            (11) The undersigned has been advised and hereby acknowledges that he or it has carefully considered the risk factors attached hereto as Exhibit "B" in evaluating whether to undertake the investment in the Shares as provided in this Subscription Agreement.

         7. Registration Rights. The undersigned shall have the following rights with respect to the Shares issued to them hereunder.

            (1) Registration Rights for Shares; Filing of Registration Statement. The Corporation will utilize reasonable efforts to cause, as soon as practicable following the consummation of a Qualified IPO, a registration statement to be filed under the Securities Act of 1933, as amended (the "Act"), or a pending registration statement to be amended for the purpose of registering the Shares for resale by the undersigned (the "Registration Statement"). The Corporation will use reasonable efforts to have the Registration Statement become effective and cause the Shares to be registered under the Act, and registered, qualified or exempted under the state securities laws of such jurisdictions as the undersigned reasonably requests, as soon as is reasonably practicable. Notwithstanding the foregoing, the Corporation may delay filing the Registration Statement, and may withhold efforts to cause the Registration Statement to become effective, if the Corporation determines in good faith that such registration might interfere with or affect the negotiation or completion of any transaction that is being contemplated by the Corporation (whether or not a final decision has been made to undertake such transaction) at the time the right to delay is exercised. In addition to the Shares, the Corporation shall also afford the undersigned the right to include any other shares of the Common Stock owned by the undersigned on the date hereof (the "Other Owned Shares").

            (2) Expenses of Registration. The Corporation shall pay all expenses incurred by the Corporation in connection with the registration, qualification and/or exemption of the Shares, including any Securities Exchange Commission ("SEC") and state securities law registration and filing fees, printing expenses, fees and disbursements of the Corporation's counsel and accountants, transfer agents' and registrars' fees, fees and disbursements of experts used by the Corporation in connection with such registration, qualification and/or exemption, and expenses incidental to any amendment or supplement to the Registration Statement or prospectuses contained therein. The Corporation shall not, however, be liable for any sales, broker's or underwriting commissions upon sale by undersigned of any of the Shares.

            (3) Furnishing of Documents. The Corporation shall furnish to the undersigned such reasonable number of copies of the Registration Statement, such prospectuses as are contained in the Registration Statement and such other documents as the undersigned may reasonably request in order to facilitate the resale of the Shares.



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            (4) Amendments and Supplements. The Corporation shall prepare and promptly file with the SEC and promptly notify the undersigned of the filing of such amendments or supplements to the Registration Statement or prospectuses contained therein as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to the Shares is required to be delivered under the Act, any event shall have occurred as a result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Corporation shall also advise the undersigned promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for that purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued. If, after a Registration Statement becomes effective, the Corporation advises the undersigned that the Corporation considers it appropriate that the Registration Statement be amended, the undersigned shall suspend any further sales of the Shares until the Corporation advises the undersigned that the Registration Statement has been amended.

            (5) Duration. The Corporation shall maintain the effectiveness of the Registration Statement until such time as the Corporation reasonably determines, based on an opinion of counsel, that the undersigned will be eligible to sell all of the Shares then owned by the undersigned without the need for continued registration of the shares, in the three month period immediately following the termination of the effectiveness of the Registration Statement.

            (6) Further Information. If Shares owned by the undersigned are included in any registration, the undersigned shall furnish the Corporation such information regarding himself as the Corporation may reasonably request and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

            (7) "Qualified IPO". For purposes of this Agreement a "Qualified IPO" shall mean the consummation by the Corporation of a registration under the Act of an initial public offering of its Shares, such that, thereafter, the Shares of the Common Stock are listed on a national securities exchange or regularly quoted in a market maintained by one or more members of a national or affiliated securities association.

            (8) The Corporation agrees to indemnify and hold harmless the undersigned from and against any and all damages which may be incurred by the undersigned under federal or state securities laws, insofar as such damages are caused by any material misstatement or omission in the Registration Statement, unless such misstatement or omission was made in conformity with information furnished by or on behalf of the undersigned in writing specifically for use in the preparation of such Registration Statement.

            (9) The Corporation shall not be required to register any of the Shares or the Other Owned Shares under the Act if, in the written opinion of counsel for the Corporation (which counsel



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shall be reasonably acceptable to the undersigned), said Shares or the Other
Owned Shares may be publicly sold without the need for compliance with the registration provisions of the Act and applicable Blue Sky Laws.

            (10) The undersigned, upon receipt of notice from the Corporation, upon the occurrence of an event which requires a post-effective amendment to the registration statement or a supplement to the prospectus included therein, shall promptly discontinue the sale of the Shares or the Other Owned Shares until they have received copies of a supplemented or amended prospectus from the Corporation, which the Corporation shall provide as soon as practicable after such notice.

            (11) The undersigned agrees that, at such time as the Corporation files a registration statement for an initial public offering of the Corporation's common stock, the undersigned will use its or his best efforts to cause the Corporation to register for sale all Shares or Other Owned Shares then owned by the undersigned.

         8. Miscellaneous.

            (1) Survival. The representations, warranties, and agreements contained herein are continuing in nature and shall survive the acceptance of this Subscription Agreement.

            (2) Governing Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

            (3) Brokers and Finders. Each party hereto represents and warrants to the other parties hereto that it has not incurred any obligation or liability, contingent or otherwise, for brokerage or finder's fees or agent's commissions or other like payment in connection with this Subscription Agreement or the transactions contemplated hereby, and each party agrees to indemnify and hold the other parties hereto harmless against and in respect of any such obligation or liability based in any way on agreements, arrangements, or understandings claimed to have been made by such party with any third party.

            (4) Expenses. The undersigned agrees that he shall be responsible for paying the fees and expenses that he incurs in connection with this Subscription Agreement and the transactions contemplated hereby.

            (5) Captions. The captions herein are inserted for convenience of reference only and shall not affect the construction of this Subscription Agreement.

            (6) Pronouns and Plurals. Whenever the context may require, any pronoun used in this Subscription Agreement shall include the corresponding masculine, feminine, or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.


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            (7) Binding Effect. This Subscription Agreement shall be binding upon the undersigned and his permitted successors and assigns, and, to the extent this Subscription Agreement is accepted by the Corporation, upon the Corporation and its respective successors and assigns.

            (8) Assignment. The undersigned may not assign any of his rights or interest in or under this Subscription Agreement without the prior written consent of the Corporation.

            (9) Confidentiality. The undersigned acknowledges and agrees that in connection with this Subscription Agreement, the Corporation shall provide the undersigned with certain information about the properties and operations of the Corporation. All information about (i) the terms and provisions of this Subscription Agreement or (ii) the Corporation, its business, properties, assets or operations, furnished to the undersigned before or after the date hereof, and regardless of the manner in which it is furnished, is referred to in this letter agreement as "Confidential Information". Unless otherwise agreed to in writing by the Corporation, the undersigned agrees that except as required by law, to keep all Confidential Information confidential and not to disclose or reveal any Confidential Information to any person, and agrees not to use Confidential Information for any purposes. As used in this letter, the term "person" shall be broadly interpreted to include, without limitation, any corporation, company, partnership, individual or other business entity.

         IN WITNESS WHEREOF, the undersigned has caused this Subscription Agreement to be duly executed as of this _______ day of May, 1998.







                                 SUBSCRIBER:
                                            ----------------------------------
                                                     print name

                                 Signature:
                                           -----------------------------------
                                 Address:
                                         -------------------------------------

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AMOUNT OF
COMMITMENT:

$
 --------------------------      ---------------------------------------------
                                 Name As It Should Appear on Stock Certificate


                                 ---------------------------------------------
                                 Telephone Number and Facsimile Number

                                 Soc. Sec. No.
                                     or
                                 Taxpayer I.D. No:
                                                  ----------------------------

SUBSCRIPTION AGREEMENT NO.
                          -----------------------

Accepted and Agreed:

NATIONSRENT, INC.


By:                                           May ___, 1998
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Its:
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